SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14 (a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant [   ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
[X] Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission
    Only (as permitted by Rule 14a-6(e) (2)
[   ]   Definitive Proxy Statement
[   ]       Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.14a- 11(c) or Section
    240.14a-12

    CROGHAN BANCSHARES, INC.
------------------------------------------------------------------------------
    (Name of Registrant as Specified in Its Charter)

    JARED E. DANZIGER   NATHAN G. DANZIGER   SAMUEL R. DANZIGER
------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box) :
[ X] No fee required
[   ] Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and 0-11
    (1) Title of each class of securities to which transaction applies:
        N/A
                        _______________________________________________________
    (2) Aggregate number of securities to which transaction applies:
        N/A
        __________________________________________________________________
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined) :
        N/A
        __________________________________________________________________
    (4) Proposed maximum aggregate value of transaction:
        N/A
        __________________________________________________________________
    (5) Total fee paid:
        N/A
        __________________________________________________________________

[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act
	Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
                             N/A
                        ____________________________________________________

    (2) Form, Schedule or Registration Statement No.:
        N/A
        __________________________________________________________________

    (3)       Filing Party:
        N/A
        __________________________________________________________________

    (4)       Date Filed:
                          N/A
                 ___________________________________________________________

DANZIGER
    300 Garrison Street
    Fremont, Ohio 43420
    419-332-4201

    March ____, 2001

Dear Fellow Stockholder:

    Enclosed is our proxy statement and proxy card relating to the 2001 annual meeting of stockholders of Croghan Bancshares, Inc. (Croghan Bank) and, if directors are not elected at the annual meeting, the next meeting of stockholders at which directors are elected. We decided to solicit your vote in favor of electing RICHARD OSBORNE and us to the Board of Directors of Croghan Bank because we are disappointed, among other reasons, with the financial performance and stock price of Croghan Bank.

    As our proxy statement indicates, we are soliciting proxies to elect the 4 directors of Croghan Bank who are up forelection at the 2001 annual meeting of stockholders. If we are elected, we will encourage the Board of Directors to take measures designed to improve earnings at the Croghan Bank. These measures, if implemented, hopefully will result in enhanced stockholder value and an increase in the Croghan Bank stock price. Among the things that trouble us with Croghan Bank is its disappearing shareholder value, to wit:

            12/30/98    $28.75      Year end last sale price per share
            12/29/99    $24.25      Year end last sale price per share
            12/29/00    $19.25      Year end last sale price per share

    After you have read our proxy statement, please sign the enclosed blue proxy card and return it to us as soon as possible in the enclosed self-addressed, postage pre-paid envelope. If you hold your shares through a broker or a bank, please call the person responsible for your account as soon as possible and ask him or her to vote the blue proxy card and not to vote the white proxy card received from Croghan.

    You also will receive a separate proxy statement and proxy card from the Board of Directors of Croghan similar to the way you received those materials in the past. We encourage you to sign and return only the enclosed blue proxy card and not the white proxy card you may receive from Croghan. If you do sign, date and return a blue proxy card to us and if you then later sign and return a white proxy card to Croghan only the later dated proxy will be counted and the blue proxy will not be voted; similarly, if you sign and return a white proxy card to Croghan and if you later sign, date and return a blue proxy card to us, only the later dated blue proxy will be counted and the white proxy will not be voted.

    Thank you in advance for your support. If you have any questions at all, need further assistance or want to discuss our views regarding Croghan, please do not hesitate to call me at 419-332-4201 (or 800-566-8478).


Sincerely,

JARED E. DANZIGER
NATHAN G. DANZIGER
SAMUEL R. DANZIGER






PROXY STATEMENT
    OF
    JARED E. DANZIGER
    NATHAN G. DANZIGER
    SAMUEL R. DANZIGER
    300 Garrison
    Fremont, OH 43420
    419-332-4201

        Solicitation of Proxies in Opposition to Proxies to be Solicited
            By the Board of Directors of Croghan Bancshares

    INTRODUCTION

    Our names are JARED E. DANZIGER, NATHAN G. DANZIGER and SAMUEL R. DANZIGER, and we are stockholders of Croghan Bancshares (Croghan). We own respectively 113 shares, 2889 shares and 5789 shares. Jared has owned some shares since
1975 and Nathan and Samuel have owned some shares since 1948.

    We are sending this Proxy Statement and the enclosed BLUE PROXY card to the holders of common stock of Croghan in connection with our solicitation of proxies to be voted at the Croghan 2001 Annual Meeting of Stockholders of Croghan and if directors, are not elected at the next Annual Meeting, then also the next meeting of stockholders at which directors are elected, and at any and all adjournments of those meetings (individually and collectively, the Stockholders Meeting).

Although we do not know the exact location of the next Stockholders Meeting, notice of such meeting will be sent to you by Croghan. We are soliciting proxies for use at the Stockholders Meeting i) to vote in favor of the election of Richard M. Osborne and us to the Board of Directors of Croghan ii) to vote in favor of the independent auditors of Croghan recommended by management
(if presented for a vote) and iii) to vote in our discretion on such other matters that may properly be presented at the Stockholders Meeting.

    We are sending this Proxy Statement to you directly or through Croghans transfer agent on or about March_______, 2001.

    You should receive two different proxy statements, each with its own accompanying form of proxy, in connection with the Stockholders Meeting this year. You are receiving this Proxy Statement and the enclosed BLUE PROXY card from us. You should also receive a separate proxy statement and proxy card from the Board of directors of Croghan (which probably will be white), similar to the way you received these materials in prior years. These two proxy statements will be very different because both the Board of Directors of Croghan and we will be attempting to obtain authority from you to vote your shares at the Stockholders Meeting in accordance with our respective recommendations. Even if you plan to attend the Stockholders Meeting, we encourage you to sign and return only the enclosed BLUE PROXY card and not the white proxy card which you may receive from Croghan. Any BLUE PROXY card that you sign and return to us will be voted only in accordance with your instructions.

    Only one proxy of yours will be counted and used at the Stockholders Meeting. If you sign, date and mail a BLUE PROXY card to us and if you later sign and return a white proxy card to Croghan, the blue proxy card will not be counted when the votes are tabulated. We strongly urge you not to return any proxy card sent to you by the Board of Directors of Croghan; only the BLUE PROXY to us.

    REASONS WHY WE ARE SOLICITING PROXIES

    We decided to seek positions on the Board of Directors in an effort to encourage the Board to take the following actions:

    .   to improve the financial performance of Croghan;

    .   to enhance stockholder value at Croghan.

    As stockholders of Croghan, we are very interested in the success of our company and in doing what is best for all Croghan stockholders. We believe that the current directors are not operating Croghan in a manner that is maximizing Croghans financial performance or enhancing the value of Croghans common stock. Our belief is supported by the facts; in comparison to the average for banks, consider for yourself Croghans unfavorable return on stockholder equity, its unfavorable return on equity and its dismal stock price. The
Board of directors must be held accountable for Croghans weak performance.


    CROGHANS PERFORMANCE - LOOK AT THE FACTS

    For may stockholders of companies, the price at which their stock is trading is very important. We are happy when the price of our stock goes up and are unhappy when the stock price goes down. Well, we are very unhappy with the current stock price of Croghan.

    Let us summarize for you below the year-end stock prices at which the common stock of Croghan has traded in the past 3 years.


        12/30/98    $28.75      Year End Last Sale Price
        12/29/99     24.25      Year End Last Sale Price
        12/29/00     19.25      Year End Last Sale Price

    Many observers believe that one test of a companys performance is how it compares to its peers. We have summarized these facts in the attached.


        5 YEAR PERCENTAGE RETURN ON EQUITY

                    Source - HTTP://www.Plansmith.com/Web Charts/
                    Test.ASP? Product =2 ( Last 5 year FDIC Quarterly Reports


    Top Line:                   Citizens Banking Co., Sandusky, Oh.
    2nd Line:                   Old Fort Banking Co., Old Fort, OH.
    3rd Line:       		Ohio Median - 1/2 Banks above line
		                              1/2 Banks below line
    Bottom Line:                Croghan Colonial Bank, Fremont, OH.

    Lets face reality and cut to the chase. In our opinion Croghans recent financial performance has been relatively poor. To look at it another way, those of you who bought stock of Croghan in 1997 and 1998 and who still hold the stock today probably would have been better off investing your money in a 4% money market account 3 years ago instead of investing in Croghan stock. All the while, Croghan has operated and continues to operate, in our opinion, at a sub-par level.

    To top it all off, certain members of management are now eligible to participate in Croghans Supplemental Retirement Plan. The question we, Croghans stockholders, should ask is, what is our company recognizing?
It appears to us Croghan has recognized and applauded poor management and financial performance resulting from the Boards actions and decisions.

    If we are elected, we will immediately recommend that the Board hire a consultant or other advisor which specializes in financial institutions to make recommendations to the Board regarding specific measures designed to improve earnings at Croghan. We plan to evaluate and recommend specific alternatives for enhancing stockholder value after we have been elected to the Board of Directors of Croghan and have had an opportunity to review the operations of Croghan as well as the recommendations of the consultant. These measures and alternatives, if implemented, hopefully would result in enhanced stockholder value and an increase in Croghans stock price.


    We believe that we can serve the best interest of the stockholders of Croghan, but we need your support to elect Richard M. Osborne and us to the Board of Directors.


    ELECTION OF DIRECTORS OF CROGHAN

    The Articles of Incorporation of Croghan that are on file with the SEC provide that the Board of Directors of Croghan will consist of directors divided into three classes as nearly as equal in number as possible. The directors of each class are elected to serve for a term expiring at the third succeeding annual meeting of stockholders and until their successors have been elected and qualified. One class is to be elected annually by the stockholders of Croghan. A class of four directors should be elected at the Stockholders Meetings for a term expiring at the annual meeting of stockholders in the year 2004. We are soliciting proxies to elect Richard
M. Osborne and us to fill this class of directors.

    The Articles of Incorporation of Croghan provide that each share of common stock is entitled to one vote. The four nominees who receive the highest number of votes will be elected as directors. We intend to vote for Richard M. Osborne and ourselves for election as directors whose term will expire in 2004.


    Only your latest dated proxy will be counted at the Stockholder Meeting. If you choose to vote by proxy for Richard M. Osborne and us by using the enclosed BLUE PROXY, you may not use the proxy card provided by Croghan to vote for any other nominees. In addition you CANNOT use the proxy card provided by the Board of Directors of Croghan to vote for either Richard M. Osborne and us.


    We have agreed to serve as directors of Croghan if elected.
Richard M. Osborne has informed us that he has agreed to serve as a director of Croghan if elected. This is the only agreement or understanding as to how we will vote or what actions we will propose if elected as directors. Richard M. Osborne and us, if elected will each act in a manner that we respectively believe will be in the best interest of Croghans stockholders. We believe that immediate action must be taken to improve Croghans financial performance and stock price.


    Unless you instruct us otherwise, we will vote the BLUE PROXIES received by us for the election of Richard M. Osborne and us as directors of Croghan.


    INFORMATION ABOUT
    JARED E. DANZIGER, NATHAN G. DANZIGER, SAMUEL R. DANZIGER AND
RICHARD M. OSBORNE

    The following table shows the number and percentage of the outstanding shares of common stock of Croghan owned by the nominees for election as directors:

        Name                Number      Percentage (1)

    JARED E. DANZIGER       113             .006
    NATHAN G. DANZIGER      2889            .15
    SAMUEL R. DANZIGER      5789            .3
    RICHARD M. OSBORNE      3000            .156

    (1) Based upon 1,912,188 outstanding shares of common stock of Croghan, as disclosed in Croghans Form 10-Q for the quarter ended September 30, 2000.

    JARED E. DANZIGER:

    Principal occupation is an Associate Analyst covering Application Service Providers with a New York Investment Banking firm. Immediately and prior to that position he was an Equity Research Associate covering satellite communications and interactive television at another New York Investment Banking firm. Graduated from the University of Pennsylvania with a B.A. in History, is 25 yeas old and resides at 305 E. 63rd Street, Apt. 8C, New
York, NY 10021.

    NATHAN G. DANZIGER:

    Principal occupation is Insurance and Financial representative associated with Northwestern Mutual Insurance Companys Agency in Toledo, Ohio. He holds the Insurance professional designations of CLU and CHFC. Also co-owner of three parcels of commercial real estate in Fremont, Ohio which are security for three loans from Croghan. Graduated from the University of Pennsylvania with a B.S. in Economics, is 61 years old and resides at 3014 Pembroke Road, Ottawa Hills, Ohio 43606.

	SAMUEL R. DANZIGER:

	Principal occupation is Attorney at Law (Sole Practitioner). Also co-owner of three parcels of commercial real estate in Fremont, Ohio, which are security for three loans from Croghan. Graduated from the University of Pennsylvania with a B.S. in Economics and the University of Toledo Law School with a J.D., is 63 years old and resides at 7740 Camino Real, Apt. G-211, Miami, Florida 33143.

	RICHARD M. OSBORNE:

	Principal occupation is manufacturer of industrial gases for pipeline delivery (OSAIR INC) and real property developer in Lake County, Ohio. Member independent Oxygen Manufacturers Association and National Welders Supply Association. Also and active investor in a diverse range of companies and serves as unpaid Vice-Chairman of the Board of GLB Bancorp, Inc. Is 54 years old and his business address is 8500 Station Street, Suite 113, Mentor, Ohio 44060.

	Neither Richard M. Osborne nor us nor any associates (i) are, or within the past year have been a party to any contract, arrangement or understanding with any person with respect to any securities of Croghan, (ii) have, or during the past two year had, a direct or indirect interest in any transaction or series of similar transactions to which Croghan, or any of its subsidiaries, was or is to be a party, expect Nathan G. Danziger and Samuel R. Danziger have three long standing loans with Croghan secured by three parcels of commercial real estate, (iii) have any arrangement or understanding with any person or between ourselves with respect to any future transactions to which Croghan or any of its affiliates will or may be a party, or (iv) have any arrangement or understanding with any person or between ourselves with respect to future employment by Croghan or its affiliates. Neither Richard M. Osborne nor us nor any companies that we control have had loan outstanding with Croghan since the beginning of its last fiscal year expect as set forth in (ii) above.

	Neither Richard M. Osborne nor us have any arrangement or understanding with any other person or between ourselves according to which either of us will be nominated as a director of Croghan. Neither Richard M. Osborne nor us nor any of our associates have any interest in the matters to be voted upon at the Stockholders Meeting other than our interest as stockholders of Croghan.

	We estimate that my total expenditures relating to my solicitation of proxies will be approximately $500.00 (including, but not limited to, costs related to our printing and other costs incidental to the solicitation) Our expenditures to date relating to this solicitation have been approximately $100.00. If elected as directors we do not intend to seek reimbursement of these expenses from Croghan.

	During the past year Jared E. Danziger transactions in shares of Croghan common stock have been the following purchase:

		Date			Number of Shares		Price

		April 7, 2000		2 shares			$17.50

	During the past year Nathan G. Danziger and Samuel R. Danziger have neither purchased nor sold shares of Croghan.

	Nathan G. Danzigers wife, Nancy K. Danziger whose address also is 3014 Pembroke Road, Ottawa Hills, Ohio 43606 directly owns 1758 shares of common stock of Croghan. Nathan G. Danziger disclaims any beneficial interest in the 1758 shares owned by Nancy K. Danziger.

	Richard M. Osborne holds 3000 shares of Croghan indirectly and such shares, over which he has sole power to vote and dispose of, are held in the name of
Turkey Vulture Fund XIII, LTD.

	CERTAIN INFORMATION ABOUT CROGHAN

	Based upon Croghans report on Form 10-Q filed with the SEC for the quarter ended September 30, 2000 there were 1,912,188 shares of common stock, $12.50 per value per share, of Croghan outstanding as of the close of business on September 30, 2000. Under Croghans Articles of Incorporation, each share of common stock is entitled to one vote on each matter to be considered at the Stockholders Meeting. The address of Croghans principal office is 323 Croghan Street, Fremont, Ohio 43420.

	DATE, TIME AND PLACE OF CROGHAN
	STOCKHOLDERS MEETING

	According to the Code of Regulations of Croghan currently on file, the Stockholders Meeting will be held at such date and time as the Croghan Board of Directors may determine. Notice of the time and location of such Meeting will be sent to you by Croghan. We do not know the record date for stockholders entitled to notice of and to vote at the Stockholders Meeting and any adjournment thereof.

	OTHER MATTERS

	We will vote your shares of Croghan common stock represented by properly executed BLUE PROXIES in the manner which you direct. If no specific direction is given, we will vote pursuant to the BLUE PROXIES for the election of Richard M. Osborne and us to the Board of Directors of Croghan and for the ratification or approval of the appointment of the independent auditors of Croghan recommended by management. However, we are assuming that the only matters to be presented at the Stockholders Meeting will be the election of four directors of Croghan. If other matters are properly presented at the Stockholders Meeting, the BLUE PROXIES will grant us the authority to vote such proxies in our discretion on such matters. Although we do not expect any such matters to be presented, if they are presented, we intend to vote in accordance with our best judgment on such matters.

	Proxies marked as abstentions, broker non-votes or as withholding authority to vote for Richard M. Osborne or us as directors will be treated as shares present for purpose of determining whether a quorum for the Stockholders Meeting is present but will not be counted as votes cast for Richard M. Osborne or us.

	Please refer to Croghans proxy statement relating to the Stockholders Meeting that may be sent to all stockholders with respect to information concerning (i) beneficial ownership by management of Croghans securities, (ii) beneficial owners of 5% or more of Croghans securities,
(iii) committee of Croghan Board of Directors, (iv) meetings of Croghan Board of directors and all committees thereof, (v) certain information regarding the existing directors as well as managements nominees to serve as directors of Croghan, (vi) compensation and remuneration paid and payable to Croghan directors and management, (vii) the date by which stockholder must submit proposals to Croghan for inclusion in Croghans next annual meeting proxy statement, and (viii) other matters required by law to be disclosed. We have no independent knowledge as to the accuracy or completeness of the proxy statement that Croghans Board of Directors may send to you in connection with the Stockholders Meeting.

	The expense of preparing and mailing this Proxy Statement and our other soliciting material, as well as our cost of soliciting proxies, will be borne by us. In addition to the use of the mails, proxies may be solicited by us, by our agents or by employees. We also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward my solicitation materials to the beneficial owners of common stock of Croghan held by such institutions or persons and we will reimburse such institutions and persons for their reasonable costs of forwarding such material.


	Once the Board of Directors has established the agenda for the Stockholders Meeting and the record date for stockholders of Croghan who are eligible to attend and vote at the meeting, we may send additional information to you regarding the meeting. If you buy or sell shares of Croghan common stock between the date of this Proxy Statement and the record date for the Stockholders Meeting, then you may have to complete and sign a new BLUE PROXY.


	IMPORTANT - Please sign and date only the enclosed BLUE PROXY and mail it as soon as possible in the self-addressed postage-paid envelope provided. When you receive a proxy card from Croghan relating to the Stockholders Meeting, please do not sign or return it to Croghan. If you do so, it may revoke any proxy that you return to us. If you want to revoke any proxy you have given to us, you may do so by signing and returning a new proxy (dated subsequent to any previous proxy), by attending the Stockholders Meeting and voting in person or by sending us a written letter of revocation of your proxy at the address shown on page 1 of this Proxy Statement.


	IMPORTANT

	Your vote is important. No matter how many or how few shares you own, please vote for the election of Richard M. Osborne and us as Directors of Croghan and for the appointment of the independent auditors of Croghan recommended by management (if presented for a vote) by signing, dating and mailing the enclosed BLUE PROXY as soon as possible.

	Please sign and mail only the enclosed BLUE PROXY if you wish to vote in accordance with my recommendations. Do not sign any proxy card that you may receive from the Board of directors of Croghan.

	You must sign your BLUE PROXY exactly as your name appears on your stock certificate of Croghan. If you own your stock jointly, both owners should sign the BLUE PROXY.

	STREET NAME STOCKHOLDERS: If your shares of common stock are held in the name of your broker, bank or other nominee, you must to contact your broker, bank or nominee and give them instructions as to the voting of your stock.
Your broker or bank cannot vote your shares without receiving your instructions. Please contact the person responsible for your account and instruct them to execute a BLUE PROXY as soon as possible. You should also return your proxy card to your broker or bank as soon as you receive it.

	The proxies that we are soliciting will be valid only at the Stockholders Meeting. The proxies will not be used for any other meeting and may be revoked at any time before they are exercised.

	If you have any questions or need further assistance, please do not hesitate to contact us at (419) 332-4201.

	The date of this Proxy Statement is March ____, 2001.

        FRONT PROXY

	PROXY SOLICITED ON BEHALF OF JARED E. DANZIGER, NATHAN G. DANZIGER, SAMUEL R. DANZIGER and RICHARD M. OSBORNE
	FOR USE AT THE 2001 ANNUAL MEETING OF STOCKHOLDERS OF
	CROGHAN BANCSHARES, INC., OR, IF, DIRECTORS ARE NOT
	ELECTED AT THAT MEETING, THEN AT THE NEXT MEETING
	OF STOCKHOLDERS AT WHICH DIRECTORS ARE ELECTED

The undersigned hereby appoint NATHAN G. DANZIGER as proxy, with full power to appoint his substitute, to represent and to vote as indicated below, all share of common stock of Croghan Bancshares, Inc. (Croghan Bancshares) which the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders of Croghan Bancshares of, if directors are not elected at that meeting, then at the next meeting of stockholders at which directors are elected, and at any and all adjustments thereof (the Stockholders Meeting), upon the following matters.

	1.	The election of Jared E. Danziger, Nathan G. Danziger,
Samuel R. Danziger and Richard M. Osborne.

		FOR the election of all nominees listed above, except as indicated below.

		WITHHOLD AUTHORITY to vote for the election of all nominees listed above.

		INSTRUCTION: To withhold authority to vote for the election of any individual nominee, write that nominees name in the space provided below.

	2. Other Matters In his discretion, Mr. Danziger, as proxy, is authorized to vote on such other matters as may properly be presented at the Stockholders Meeting.

	Please sign on reverse side

	BACK PROXY

	This Proxy will be voted as directed, but if no direction is indicated, this Proxy will be voted FOR the election of JARED E. DANZIGER, NATHAN G. DANZIGER, SAMUEL R. DANZIGER and RICHARD M. OSBORNE as Directors of Croghan Bancshares, Inc. With respect to any other matters that may properly be presented at the Stockholders Meeting, Mr. Danziger intends to vote in accordance with his best judgment on such matters.

THE UNDERSIGNED HEREBY REVOKES ANY AND ALL PROXIES RELATING TO THE STOCKHOLDERS MEETING PREVIOUSLY GIVEN BY THE UNDERSIGNED WITH RESPECT
TO ALL SHARES OF COMMON STOCK OF CROGHAN BANCSHARES OWNED BY THE UNDERSIGNED.

Dated: __________________________, 2001.

__________________________________________________
(Print Name and Sign)

__________________________________________________
(If held jointly - Print Name and Sign)

Title, if applicable: ___________________________________

Please sign exactly as your name appears on the stock records of Croghan Bancshares. If there are two or more owners, both should sign this proxy. When signing us attorney, executor, administrator, trustee guardian or other representative capacity, please give full title as such. If owner is a corporation, please indicate full corporate name and sign by an authorized officer. If owner is a partnership or limited liability company, please indicate the full partnership or limited liability company name and sign by an authorized person.